Exhibit 10.33

First Amendment to Stockholders Agreement

This First Amendment to Stockholders Agreement (“Amendment”) is entered into effective as of the 13th day of January, 2010, by and between Global Geophysical Services, Inc., a Delaware corporation (the “Company”), and the stockholders of the Company set forth on the signature page hereto (the “Majority Stockholders”).

WHEREAS, on November 30, 2006, the Company and certain stockholders of the Company entered into a Stockholders Agreement (the “Stockholders Agreement”); and

WHEREAS, Section 10 of the Stockholders Agreement provides that it may be amended with the prior written consent of a majority in interest of the Stockholders (based on the aggregate number of shares of Capital Stock owned by the Stockholders at the time of such amendment) so long as such amendment does not treat any Stockholder adversely and differently from other holders of the class of Capital Stock held by such Stockholder; and

WHEREAS, the Majority Stockholders own a majority in interest of the Stockholders (based on the aggregate number of shares of Capital Stock owned by the Stockholders at the date hereof); and

WHEREAS, the Majority Stockholders desire to amend the Stockholders Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.             Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Stockholders Agreement.

2.             Section 7.6 of the Stockholders Agreement is hereby amended by including the following language immediately before subsection (a) of that Section:

(a)           (i)  the Company shall not be obligated under this Agreement to give notice to holders of Registrable Securities of a proposed registration if the registration statement filed under the Securities Act with respect to that proposed registration is filed with the Commission and is declared effective by the Commission on or prior to May 31, 2010 (the “Exempted Registration Statement”) and (ii) the Company shall not be obligated under this Agreement to effect the registration under the Securities Act of any Registrable Securities held by any holders in connection with the registration effected by the Exempted Registration Statement.

3.             Section 7.6 of the Stockholders Agreement is hereby further amended by renumbering the existing subsections (a), (b) and (c) thereof to be subsections (b), (c) and (d).

4.             Except as provided for herein, the Stockholders Agreement shall remain in full force and effect as it is currently written without amendment.

The undersigned, do hereby ratify, confirm and approve the adoption of this Amendment as of the date first above written.

GLOBAL GEOPHYSICAL SERVICES, INC.

By:
Name:	P. Mathew Verghese
Title:	Senior Vice President and Chief Financial Officer

RICHARD A. DEGNER

KELSO INVESTMENT ASSOCIATES VII, L.P.
By:	Kelso GP VII, L.P., its General Partner
By:	Kelso GP VII, LLC., its General Partner

By:
Name: James J. Connors, II
Title: Managing Member

KEP VI, LLC

By:
Name: James J. Connors, II
Title: Managing Member

WAYZATA OPPORTUNITIES FUND, LLC

By:	Wayzata Investment Partners LLC

By:
Name:
Title:

Signature Page to

First Amendment to Stockholders Agreement